Supplement Dated February 17, 2016 to your Prospectus Dated May 1, 2015

Effective February 12, 2016, the following Funds were renamed as follows:

Funding Option Name Prior to February 12, 2016	Funding Option Name Effective February 12, 2016
Huntington VA Dividend Capture Fund	Catalyst Dividend Capture VA Fund
Huntington VA Situs Fund	Catalyst Insider Buying VA Fund

In addition, effective February 22, 2016, The Huntington Funds will be renamed the Mutual Fund and Variable Insurance Trust.

Accordingly, all references in your prospectus to the Huntington VA Dividend Capture Fund, Huntington VA Situs Fund and the Huntington Funds are replaced with the new names on the effective dates above.

This Supplement Should Be Retained For Future Reference.

HV-7660